UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEW HAMPSHIRE

In re	Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
		Reporting Period	Dec. 31, 2004

MONTHLY OPERATING REPORT

Complete and submit to the United States Trustee within 15 days after end of month

Submit copy of report to any official committee appointed in the case

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	X

Schedule of Cash Receipts and Disbursements	MOR-2	X

Copies of Debtor’s Bank Reconciliations		X

Copies of Debtor’s Bank Statements		X

Copies of Cash Disbursements Journals		X

Statement of Operations	MOR-3	X

Balance Sheet	MOR-4	X

Schedule of Post-Petition Liabilities	MOR-5	X

Copies of IRS Form 6123 or payment receipt		N/A

Copies of tax returns filed during reporting period		N/A

Detailed listing of aged accounts payables		X

Accounts Receivable Reconciliation and Aging	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

/s/ Frederick H. Van Alstyne	2/1/2005
Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Frederick H. Van Alstyne	2/1/2005
Signature of Authorized Individual*	Date

Frederick H. Van Alstyne	Acting President And CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

COVER PAGE

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Dec. 31, 2004

MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.

X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee. (See listing below.)	X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	X

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N/A

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X

Payments to Professionals:

12/09/04 - Jeff Lucas - $15,000

12/09/04 - Marotta Gund Budd & Dzera, LLC - $50,000

12/20/04 - Marotta Gund Budd & Dzera, LLC - $50,000

12/21/04 - Jeff Lucas - $15,000

12/29/04 - Marotta Gund Budd & Dzera, LLC - $54,777

MOR-1

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Dec. 31, 2004

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
(IN THOUSANDS)	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	1,483				1,483

RECEIPTS
CASH SALES	—				—
ACCOUNTS RECEIVABLE	2,531				2,531
LOANS AND ADVANCES	—				—
SALE OF ASSETS	—				—
OTHER (ATTACH LIST)	—				—
TRANSFERS (FROM DIP ACCTS)	—				—

TOTAL RECEIPTS	2,531				2,531

DISBURSEMENTS
NET PAYROLL	1,133				1,133
PAYROLL TAXES	385				385
SALES, USE & OTHER TAXES	2				2
INVENTORY PURCHASES	515				515
SECURED/RENTAL/LEASES	128				128
INSURANCE	416				416
ADMINISTRATIVE	698				698
SELLING	—				—
OTHER (ATTACH LIST) - see below	15				15
________________________________
OWNER DRAW *	—				—
TRANSFERS (TO DIP ACCTS)	—				—
________________________________
PROFESSIONAL FEES	82				82
U.S. TRUSTEE QUARTERLY FEES	—				—
COURT COSTS	—				—

TOTAL DISBURSEMENTS	3,374				3,374

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(843)				(843)

CASH - END OF MONTH	640				640

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS					3,504
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES					3,504

Other Disbursements:
FedEx Deposit	15

MOR-2

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Dec. 31, 2004

STATEMENT OF OPERATIONS (IN THOUSANDS)

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	3,217	3,622
Less: Returns and Allowances	—	—
Net Revenue	3,217	3,622
COST OF GOODS SOLD
Beginning Inventory	10,657	10,758
Add: Purchases	1,156	1,172
Add: Cost of Labor	107	160
Add: Other Costs (attach schedule)	(106)	111
Less: Ending Inventory	9,952	9,952
Cost of Goods Sold	1,862	2,249

Gross Profit	1,355	1,373

OPERATING EXPENSES
Advertising	64	70
Auto and Truck Expense	2	2
Bad Debts	31	45
Contributions	—	—
Employee Benefits Programs	144	176
Insider Compensation*	—	—
Insurance	67	100
Management Fees/Bonuses	—	—
Office Expense	4	16
Pension & Profit-sharing Plans	—	—
Repairs and Maintenance	11	1
Rent and Lease Expense	134	189
Salaries/Commissions/Fees	1,056	1,385
Supplies	3	(1)
Taxes - Payroll	9	9
Taxes - Real Estate	—	—
Taxes - Other	2	2
Travel and Entertainment	83	100
Utilities	52	56
Other (attach schedule)	620	618
Total Operating Expenses Before Depreciation	2,282	2,768
Depreciation/Depletion/Amortization	119	141

Net Profit(Loss) Before Other Income & Expenses	(1,046)	(1,536)

OTHER INCOME AND EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	671	827
Other Expense (attach schedule)	—	—

Net Profit (Loss) Before Reorganization Items	(1,717)	(2,363)

REORGANIZATION ITEMS
Professional Fees	373	373
U.S. Trustee Quarterly Fees	—	—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
Gain(Loss) from Sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	373	373
Income Taxes	—	—

Net Profit(Loss)	(2,090)	(2,736)

* “Insider” is defined in 11 U.S.C. Section 101(31).	MOR-3 9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Dec. 31, 2004

STATEMENT OF OPERATIONS (IN THOUSANDS) - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Costs
Overhead portion of cost of sales	(106)	111
___________________________________
Other Operational Expenses
cap software adds-reduction to R&D expense	298	282
various	(22)	(24)
Audit accrual	40	54
Bank Charges	244	244
Director Fees	6	6
Stock Admin Fees	2	2
Legal Expenses	10	10
Public Reporting	5	5
Freight	17	17
Consulting accrual	20	22

Total	620	618

Other Income
___________________________________
___________________________________
Other Expenses
___________________________________
___________________________________
Other Reorganization Expenses
___________________________________
___________________________________
___________________________________

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

MOR-3

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Dec. 31, 2004

BALANCE SHEET (IN THOUSANDS)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

CURRENT ASSETS
Unrestricted Cash and Equivalents	640	166
Restricted Cash and Cash Equivalents	—	—
Accounts Receivable (Net)	9,171	10,056
Notes Receivable	—	—
Inventories	9,952	10,758
Prepaid Expenses	1,317	1,115
Professional Retainers	—	—
Other Current Assets (attach schedule)	—	—

TOTAL CURRENT ASSETS	21,080	22,095

PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	5,749	5,853
Furniture, Fixtures and Office Equipment	6,135	6,236
Leasehold Improvements	2,621	2,621
Vehicles	—	—
Less Accumulated Depreciation	(11,983)	(11,879)

TOTAL PROPERTY & EQUIPMENT	2,522	2,831

OTHER ASSETS
Loans to Insiders	—	—
Other Assets (attach schedule)	25,594	26,345

TOTAL OTHER ASSETS	25,594	26,345

TOTAL ASSETS	49,196	51,271

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	612	—
Taxes Payable (refer to ... )	—	—
Wages Payable	256	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	—
Professional Fees	—	—
Amounts Due to Insiders	—	—
Other Postpetition Liabilities (attach schedule)	(85)	—

TOTAL POST-PETITION LIABILITIES	783	—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	15,883	15,883
Priority Debt	—	—
Unsecured Debt	13,150	13,301
Unsecured Debt Payable to subsidiaries	8,147	8,147
Subsidiaries Investment	16,699	16,699

TOTAL PRE-PETITION LIABILITIES	53,879	54,030

TOTAL LIABILITIES	54,662	54,030

OWNER EQUITY
Capital Stock	214	214
Additional Paid-in Capital	317,122	317,116
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	(318,775)	(318,775)
Retained Earnings - Postpetition	(2,738)	—
Adjustments to Owner Equity (attach schedule)	(1,289)	(1,314)
Post-Petition Contributions (Distributions) (Draws)	—	—

Net Owner Equity	(5,466)	(2,759)

TOTAL LIABILITIES AND OWNERS’ EQUITY	49,196	51,271

Insider is defined in 11 U.S.C. Section 101(31)	MOR-4 9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Dec. 31, 2004

BALANCE SHEET (IN THOUSANDS) - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Other Current Assets
_____________________
_____________________
_____________________
Other Assets
Capitalized software	3,546	3,684
Patents	197	202
Deposits	153	153
Employee Loans		2
Other Non Current Assets	620	620
Loan refinance closing cost	4,773	5,313
Goodwill	990	990
Investment in subsidiaries	15,315	15,381

Total	25,594	26,345

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Other Postpetition Liabilities
Received not invoiced	33
Accrued Warranty
Accrued Royalty
Accrued Sales Return	(52)
Customer Advances	(7)
Other AP	(16)
Other Accrued Liability	19
Other - Fringe benefit	(6)
Deferred Gross Profit	(56)

Total	(85)

Adjustments to Owner Equity
Minimum pension obligation	(583)	(583)
Cumulative Translation Adjustment	(706)	(731)
_____________________

Postpetition Contributions (Distributions) (Draws)
Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.	MOR-4 9/04

Robotic Vision Systems, Inc.	Case No	04-14151-JMD
Debtor	Reporting Period	Dec 31, 2004

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies or IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Income Tax Withholding	—	45,765	45,765	12/30/04	Filed by ADP	—
FICA-Employee	—	14,165	14,165	12/30/04	Filed by ADP	—
FICA-Employer	—	14,325	14,325	12/30/04	Filed by ADP	—
Unemployment	—	9	9	12/30/04	Filed by ADP	—
Income	—	—	—			—
Other:	—	—	—			—
Total Federal Taxes	—	74,264	74,264	12/30/04		—

State and Local

Income Tax Withholding	—	11,914	11,914	12/30/2004	Filed by ADP	—
Sales	—	—	—			—
Excise	—	—	—			—
Unemployment	—	356	356	12/30/2004	Filed by ADP	—
Real Property	—	—	—			—
Personal Property	—	—	—			—
Other:	—	—	—			—

Total State and Local	—	12,270	12,270			—

Withholding for Employee Healthcare	—	—	—			—
Premiums, Pensions & Other Benefits	—	33,557	33,557			67,114

Total Taxes	—	45,827	45,827			67,114

SUMMARY OF UNPAID POST-PETITION DEBTS (IN THOUSANDS)

Attach aged listing of accounts payables

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	572	40	—	—	—	612
Wages Payable	256	—	—	—	—	256
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—

Total Postpetition Debts	828	40	—	—	—	868

Explain how and when the Debtor intends to pay any past-due post-petition debts.

We intend to pay past-due amounts within the next month out of operating cash.

_____________________________________________________

_____________________________________________________

_____________________________________________________

_____________________________________________________

* “Insider” is defined in 11 U.S.C. Section 101(31).	MOR-5 9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Dec. 31, 2004

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (IN THOUSANDS)

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	9,590
+ Amounts billed during the period	3,000
- Amounts collected during the period	2,760

Total Accounts Receivable at the end of the reporting period	9,830

Accounts Receivable Aging	Amount
0 - 30 days old	2,851
31 - 60 days old	625
61 - 90 days old	603
91+ days old	5,751

Total Accounts Receivable	9,830

Amount considered uncollectible (Bad Debt)	(659)

Accounts Receivable (Net)	9,171

MOR-6

9/04

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEW HAMPSHIRE

In re	Auto Image ID, Inc.	Case No.	04-14152-JMD
		Reporting Period	Dec. 31, 2004

MONTHLY OPERATING REPORT

Complete and submit to the United States Trustee within 15 days after end of month

Submit copy of report to any official committee appointed in the case

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	X

Schedule of Cash Receipts and Disbursements	MOR-2	X

Copies of Debtor’s Bank Reconciliations		N/A

Copies of Debtor’s Bank Statements		N/A

Copies of Cash Disbursements Journals		N/A

Statement of Operations	MOR-3	X

Balance Sheet	MOR-4	X

Schedule of Post-Petition Liabilities	MOR-5	X

Copies of IRS Form 6123 or payment receipt		N/A

Copies of tax returns filed during reporting period		N/A

Detailed listing of aged accounts payables		N/A

Accounts Receivable Reconciliation and Aging	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

/s/ Frederick H. Van Alstyne	2/1/2005
Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Frederick H. Van Alstyne	2/1/2005
Signature of Authorized Individual*	Date

/s/ Frederick H. Van Alstyne	Acting President and CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

COVER PAGE

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Dec. 31, 2004

MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.

X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	N/A

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N/A

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	N/A

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X

___________________________________________

___________________________________________

___________________________________________

___________________________________________

___________________________________________

MOR-1

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Dec. 31, 2004

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.

A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	0				0

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
__________________________________
OWNER DRAW *
TRANSFERS (TO DIP ACCTS)
__________________________________
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	0				0

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS					0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS					0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)					0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES					0

MOR-2

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Dec. 31, 2004

STATEMENT OF OPERATIONS (IN THOUSANDS)

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization	14	14

Net Profit(Loss) Before Other Income & Expenses	(14)	(14)

OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense	101	125
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	(115)	(139)

REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain(Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit(Loss)

* “Insider” is defined in 11 U.S.C. Section 101(31).	MOR-3 9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Dec. 31, 2004

STATEMENT OF OPERATIONS (IN THOUSANDS) - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

MOR-3

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Dec. 31, 2004

BALANCE SHEET (IN THOUSANDS)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

TOTAL CURRENT ASSETS	—	—

PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT		—
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	824	839

TOTAL OTHER ASSETS	824	839

TOTAL ASSETS	824	839

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable
Taxes Payable (refer to... )
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders
Other Postpetition Liabilities (attach schedule)	124

TOTAL POST-PETITION LIABILITIES	124	—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt *	9,534	9,534

TOTAL PRE-PETITION LIABILITIES	9,534	9,534

TOTAL LIABILITIES	9,658	9,534

OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(8,695)	(8,695)
Retained Earnings - Postpetition	(139)
Adjustments to Owner Equity (attach schedule)
Post-Petition Contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	(8,834)	(8,695)

TOTAL LIABILITIES AND OWNERS’ EQUITY	824	839

Insider is defined in 11 U.S.C. Section 101(31)

*	Includes $4,451,193 of Robotic Vision Systems, Inc. debt incurred in the acquisition of Auto Image ID. Inc. For accounting purposes, this debt has been reflected in the books and records of Auto Image ID, Inc.

MOR-4

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Dec. 31, 2004

BALANCE SHEET (IN THOUSANDS) - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Other Current Assets
________________________
________________________
________________________
Other Assets
Goodwill	343	343
Technology	481	496
________________________

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Other Postpetition Liabilities
Accrued Interest	124
Intercompany
Intercompany investment in subs
________________________
Adjustments to Owner Equity
________________________
________________________
________________________

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: cash that is restricted for a specific use and not available to fund operations.	MOR-4
Typically, restricted cash is segregated into a separate account, such as an escrow account	9/04

Auto Image ID, Inc	Case No.	04-14152- JMD
Debtor	Reporting Period	Dec. 31, 2004

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Income Tax Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other
Total Federal Taxes

State and Local

Income Tax Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Withholding for Employee Healthcare
Premiums, Pensions & Other Benefits
Total Taxes	0					0

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payables

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases - Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:

Total Postpetition Debts	0					0

Explain how and when the Debtor intends to pay any past-due post-petition debts.

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

“Insider” is defined in 11 U.S.C. Section 101(31).

MOR-5

9/04

Auto Image ID, Inc.	Case No.	04-14152- JMD
Debtor	Reporting Period	Dec. 31, 2004

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (IN THOUSANDS)

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	0
+ Amounts billed during the period
- Amounts collected during the period

Total Accounts Receivable at the end of the reporting period	0

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable	0

Amount considered uncollectible (Bad Debt)

Accounts Receivable (Net)	0

MOR-6

9/04